Main Street Plaza
                              1655 Fairview Ave.
                                  Boise, ID.

                            Office Lease Agreement

     This lease made and entered into the 13th day of September , 1999 between A.S.T. Properties (hereinafter referred to as LESSOR) and P.C. S. Education Systems. Inc., (hereinafter referred to as LESSEE).

      On the covenants and conditions of the lease, LESSOR leases to LESSEE, and LESSEE leases from LESSOR a total of approximately (6,000) leasable square feet of office space ("Leased Premises"), on the first floor of Main Street Plaza, 1655 Fairview Ave., Boise, Idaho "Building"), known as Suite Number(s) 100.

      1. DELIVERY OF PREMISES. The estimated commencement date is December 1, 1999. If Landlord is unable to deliver possession of the Premises by the estimated commencement date of the term by reason of the retention of possession by parties other than Landlord or for any other cause beyond its reasonable control, LESSOR shall not be liable for any damage caused for failing to deliver possession nor shall such failure affect the validity of this lease or the obligations of LESSEE under it or extend the term of this lease, but in such event LESSEE shall not be liable for rent until LESSOR delivers possession of the Premises to LESSEE. If LESSOR does not deliver possession of the Premises to LESSEE within thirty (30) days after the estimated commencement date, LESSEE can elect to terminate this lease by giving written notice to LESSOR at any time before the date LESSOR delivers possession of the Premises to LESSEE, in which event the parties shall be discharged form all obligations hereunder.

      2. ACCEPTANCE OF PREMISES. On delivery of Premises LESSEE has inspected the Premises and any appurtenances, is fully informed of their condition, and by taking possession of the Premises on the commencement of the term acknowledges that the Premises are in good condition; that no representation as to the condition or repair of the Premises not herein expressed has been made by LESSOR or its authorized representatives; and agrees to maintain the Premises and all improvements, machinery, equipment, and appurtenances in good condition and repair.

      3. LEASE TERM. The lease term shall commence on the date five (5) days after the LESSOR has given LESSEE written notice that the tenant improvements and modifications to the Premises are substantially completed and shall continue until the date that is three (3) years thereafter. The parties each agree to execute a "Declaration of Lease Commencement" setting forth the date on which the Lease Term shall have commenced. As used herein, the term "substantially completed" shall mean completed except for incomplete items and defects which do not materially and adversely affect LESSEE's use of the Premises for their intended use.


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



      If the commencement date falls on the first day of a calendar month, the term hereof shall begin to run from that date. If such date falls other than the first day of a month, the term hereof shall commence upon occupancy, and an additional rental of an amount calculated by prorating the monthly payment set forth hereinafter shall be paid by LESSEE to LESSOR for the partial month in which commencement date shall occur unless otherwise specified.

      4. LEASE RENTAL. LESSEE agrees to pay rent to LESSOR at such place as LESSOR may designate without deduction or offset. LESSOR agrees to accept as rent for the-leased premises a total of Two hundred-seven thousand and 00/100 dollars ($207,000.00), payable in advance on or before the first day of each month during the term of this lease, in the following monthly installments:

                  Months 1 to 12    $5,500.00 per month
                  Months 13 to 24   $5,750.00 per month
                  Months 25 to 36   $6,000.00 per month

      The amount of Five thousand-five hundred and 00/100 dollars ($5,500.00 ) is paid LESSOR upon the execution of the lease which shall represent the first month's rent of this lease. The deposit pursuant to Article 32 of this office lease is Seven thousand and 00/100 dollars ($7,000.00) which is due at signing of lease.

      5 LATE PAYMENT. LESSOR shall not be obligated to accept any late payment of rent unless the LESSEE also pays in addition a fee of two percent (2%) of the amount of late rent or ($100.00 ) per month, whichever is greater, as compensation for the increased overhead to LESSOR caused by the late payment when payments are more than five(5) working days late.

      6. PLACE OF PAYMENT. LESSEE shall pay said rent promptly without prior notice or demand as above stipulated at MAIN STREET PLAZA, A.S.T. PROPERTIES, 1655 FAIRVIEW AVE. SUITE 203, BOISE, IDAHO 83702, or at such other place as the LESSOR may designate from time to time in writing. Checks shall be made out to MAIN STREET PLAZA.

      7. IMPROVEMENTS. LESSEE covenants not to make or permit to be made any alterations, improvements in, on or to the leased promises or any of its improvements without the written consent of the LESSOR. SEE ADDENDUM #1 FOR TENANT IMPROVEMENTS.

      8. USE OF PREMISES. The Leased premises may be used and occupied only for office oriented purposes pertaining to development and delivery of educational curriculum, including a children's leaning lab, and for no other purposes, without LESSOR's prior written consent. LESSEE shall promptly comply with all laws, ordinances, orders and regulations affecting the leased premises and their cleanliness, safety, occupation and use.


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      LESSEE  shall not do or permit  anything to be done in or about the leased premised, or bring or keep anything in the leased premises that will in any way increase the fire insurance upon the building.

      LESSEE will not perform any act to or carry on any practices that may injure the building or be a nuisance or menace to tenants of adjoining premises.

      LESSEE shall not cause, maintain or permit any outside storage on or about the leased premises, and not permit the use of premises for cooking and sleeping purposes except for normal office purposes.

      9. PARKING AREA. LESSOR reserves to itself the absolute right to make any rules or regulations pertaining to use of the parking area adjacent to the Leased Premises or any other common areas intended for public use, and shall be the sole arbitrator in the event of any disputes that might arise between the tenants of the Building in regard to such common areas including parking. Tenant shall have 8 reserved parking spaces close to the entrance of the first floor.

      10. UTILITIES. LESSOR agrees to assume and pay all utility charges for water, sewer, trash, gas, and electrical.

      LESSEE  shall  be  responsible   for  all  telephone   charges   including
installation to the Leased Premises.

      11. COMPLIANCE WITH LAWS. LESSEE agrees to comply with all laws, ordinances, rules and regulations, now or hereafter in force, affecting the Leased Premises or its use and not so conduct the business permitted as to increase the insurance rates on the Leased Premises or Building or contents.

      LESSEE shall not commit any waste upon the Leased Premises or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenants in the Building containing the leased premises of any building in the project in which the Leased Premises are located.

      12. INSURANCE. LESSEE agrees to hold LESSOR harmless from any claim, damage, liability, or expense in connection with or arising from any injury to any person or property on the Leased Premises caused by the acts of LESSEE, his agents, employees, or clients. LESSEE agrees to procure at LESSEE'S expense, a policy of public liability insurance in the minimum amount of $300,000 or more, written by a responsible insurance company or companies, naming LESSOR as additional insured, and furnish LESSOR with a certificate evidencing such insurance.

     LESSOR agrees to procure at LESSOR'S expense, adequate liability insurance to protect the Building and common areas such as parking areas, common corridors, sidewalks, etc. LESSOR shall procure and maintain fire and plate glass insurance.


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      No use shall be made or permitted to be made of the Leased  Premises,  nor acts done, which will increase the existing rating for insurance purposes on the Building or cause the cancellation of any insurance policy covering the Building, or any part thereof, nor shall LESSEE sell, or permit to be kept, used or sold in or about the Leased Premises, any article which may be prohibited by the standard form of five insurance policies.

      LESSEE shall, at its sole cost and expense, comply with any and all requirements, pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises, Building and appurtenances.

      LESSEE agrees to pay LESSOR as additional rent, any increase in premiums on policies which may be carried by LESSOR in the Leased Premises covering damages to the Building and loss of rent caused by fire and the perils normally included in extended coverage above the rates for the least hazardous type of occupancy for office operations.

      LESSEE shall maintain in full force and effect on all of its fixtures and equipment extended coverage insurance with standard coverage endorsement to the extent of at least eighty percent (80%) of their insurable value. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured.

      LESSOR shall have no interest in the insurance upon LESSEE's equipment and fixtures and will sign all documents necessary or proper in connection with the settlement of any claim or loss by LESSEE. LESSOR will not carry insurance on LESSEE's possessions. LESSEE shall furnish LESSOR with a certificate of such policy and, whenever required, shall satisfy LESSOR that such policy is in full force and effect within thirty (30) days of the commencement of this Lease.

      13. INDEMNIFICATION BY TENANT. LESSEE shall indemnify and hold harmless LESSOR against and from any and all claims arising from LESSEE's use of the Leased Premises and the conduct of its business or from any activity, work, or thing done, permitted or suffered by the LESSEE in or about the Leased Premises, and shall further indemnify and hold harmless LESSOR against and from any and all claims arising from any breach or default in the performance of any obligation of LESSEE's part to be performed under the terms of this Lease, or arising from any act, neglect, fault, or omission of the LESSEE, or of its agents or employees, and from and against all costs, attorney's fees, expenses, and liabilities incurred in or about such claim or any action or proceeding brought thereof and in case any action or proceeding be brought against LESSOR by reason of such claim, LESSEE upon notice from LESSOR, shall defend the same at LESSEE's expense by counsel reasonably satisfactory to LESSOR.

      LESSEE, as a material part of the consideration to LESSOR, hereby assumes all risk of damage to property or injury to persons in, or about the Leased Premises from any cause whatsoever except that which is caused by the failure of LESSOR to observe any of the terms and conditions of this Lease and such failure has persisted for an unreasonable period of time after written notice of

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failure and LESSEE hereby waives all claims in respect  thereof  against LESSOR.
The obligations of LESSEE under this section arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

      14 DESTRUCTION OF PREMISES. If at any time after the execution and delivery of the Lease, the Building which is part of the Leased Premises or the Leased Premises shall be destroyed or damaged by fire or explosion, this Lease shall terminate at the option of the LESSOR by giving LESSEE written notice of such termination within sixty (60) days after such damage, and any unearned rent paid by LESSEE in advance of such damage shall be prorated and refunded to LESSEE, if so terminated by LESSOR. If LESSOR elects to terminate the Lease, then the LESSEE shall vacate and surrender the Leased Premises within thirty
(30) days thereafter.

      If LESSOR shall not have so notified LESSEE of its intention to terminate this Lease, then this Lease shall remain in full force and LESSOR shall, in such case, proceed immediately after reasonable time for adjustment of insurance, using all reasonable diligence to repair and restore said Leased Premises in as good condition as they were prior to such damage, and during the time said Leased Premises are so damaged and untenantable, rent shall be abated.

      15 DEFAULT. If LESSEE fails to pay any rent or other money required thereby after the same is due, and does not pay such rent or other money within three (3) days after written notice to LESSEE, or if LESSEE, or any of those claiming other LESSEE, violates or fails to perform any other provision, and such violation or failure (with the exception of rent or other money as hereinbefore provided) is not cured within twenty (20) days after written notice to LESSEE thereof by LESSOR, the LESSOR may immediately or, at any time thereafter, while any such condition continues, at LESSOR's option, recover possession of the Leased Premises from all persons and expel and remove forcibly, if necessary, without being liable for damages to LESSEE and those claiming under LESSEE, all their effects; and LESSOR, at LESSOR's option, without further notice, may either terminate this Lease, or, as agent of LESSEE, relet or otherwise dispose of the Leased Premises, or any part thereof to others in such manner and on such terms as LESSOR deems best; and LESSEE shall be liable to LESSOR monthly for any deficiency LESSOR may suffer.

      16. ABANDONMENT. LESSEE shall not vacate nor abandon Leased Premises at any time during the term of this Lease nor permit the Leased Premises to remain unoccupied for a period longer than fifteen (15) Consecutive days during the term of this Lease.

      If LESSEE shall abandon, vacate, or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, this Lease shall be considered in default and any personal property belonging to LESSEE and left on the Leased Premises shall, at the option of the LESSOR, be deemed abandoned. All security deposits shall be kept by LESSOR if Leased Premises is abandoned.

      17. LEASE SECURITY. All improvements and fixtures located on the Leased Premises at the time of such default shall remain on the Leased Premises and are impressed with a lien in favor

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of the LESSOR to satisfy  any damage or loss of rents  which  LESSOR may suffer;
provided, however, in such event LESSEE shall be credited with the fair market value of said fixtures and improvements.

      18. SIGNS. No signs shall be placed on the interior or exterior of the Building other than at the Building directory or as approved by LESSOR. All standard signage or approved signage shall be at LESSEE's expense unless otherwise indicated. A PCS sign may be placed on the exterior of the building under the current 4 x 8 foot sign. This sign installation will be paid for by LESSOR with the tenant improvements.

      19. WAIVER. No waiver of any condition or breach of covenant expressed in this agreement shall be implied by any neglect of the LESSOR to declare a forfeiture on account of the violation of such condition or by reason of such breach of the same continuing or being repeated subsequently.

      20. CONDEMNATION. In the event the demised Leased Premises or any part shall be taken by condemnation, eminent domain, or other similar proceedings, or acts of Federal, State, County, Municipal, or any governmental, public or quasi-public authority for any public or quasi-public purpose, then the Lease shall terminate from the time possession shall be taken for such purpose and the payment of rent shall cease at the time, and no part of any award by reason of such condemnation shall be attributable to the former leasehold estate. The current rent, however, in such case shall be prorated as of the date of possession.

      21. ASSIGNMENT. LESSEE shall not sublet the Leased Premises, or any part, and LESSEE shall not assign, transfer pledge, mortgage or encumber this Lease or any portion, without the previous written consent of LESSOR. LESSOR shall not unreasonably withhold consent of assignment of this Lease. A consent to one assignment, subletting, occupation or use by any other person, firm or corporation shall not be deemed to be a consent to any subsequent subletting, assignment, occupation or use by any other person, firm or corporation. on any such assignment or subletting, any key money or surplus rent above provided in this Lease or any similar payment which shall be due from the sub-tenant to LESSEE, shall be paid over to LESSOR.

      LESSOR shall not be bound to approve any assignment or subletting which is a part of a larger transaction between LESSEE and another party, where other consideration is also being transferred to LESSEE, unless LESSOR shall receive as rent from the assignee or sub-tenant a rent then commensurate with current market conditions but not less than the amount of rent provided in the Lease. SEE ADDENDUM #2 FOR MORE INFORMATION.

      22. INSPECTION. The LESSEE agrees to permit LESSOR to enter upon the Leased Premises, inspect the same, make repairs and attend to any other business which LESSOR may have at reasonable times. LESSOR shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Leased Premises, excluding LESSEE's vaults and safes.


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      LESSEE  shall not alter any lock or  install a new lock or any bolt on any door of the Leased Premises without prior written consent of LESSOR. If LESSOR shall give its consent, the LESSEE shall in each case furnish the LESSOR with a key for any such lock.

      23. MODIFICATION. All modifications of this Lease shall not be deemed effective unless they are in writing signed by both of the parties; but rules and regulations governing the use of the Building and its parking lot shall not be considered lease provisions for this purpose.

      24. NOTICE. All notices are to be given by either party in writing, and if notice is on LESSOR, it shall be sufficiently served by being mailed, United sates certified mail (return receipt requested) to LESSOR at the address where the rent is payable, or if notice is on LESSEE, it shall be sufficiently served by being mailed, United States certified mail (return receipt requested) to LESSEE at the Leased Premises. Either party may, from time to time, by written notice to the other, designate a different post office address in the United States to which such notice shall be sent.

      25. PARTIES. The words "LESSOR" and "LESSEE" shall refer to one or more parties, and the obligations and benefits shall be binding upon the inure to the benefit of the heirs, legal representatives, successors and assigns, respectively, of the LESSOR and LESSEE.

      26. EFFECT OF HOLDING OVER. If LESSEE should remain in possession of the Leased Premises after the expiration of the Lease term and without executing a new lease, then such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month to-month tenancy. In addition, Tenant shall pay to Landlord as rent during any such holding over period, an amount equal to one and one-half times that due in the last month of the Lease occupancy.

      27. FIXTURE AND EOUIPMENT. LESSOR shall supply and maintain heating and air conditioning and standard lighting fixtures. No alterations, additions, or fixtures shall be installed upon the Leased Premises without the written consent of LESSOR and if approved shall be installed at the sole cost and expense of LESSEE. Any such installation or improvement must comply with building standards and all current govenunental building codes.

      28. JANITORIAL SERVICES. LESSOR agrees to provide Janitorial service to the Building on a minimum three times per week basis.

      29. PERSONAL PROPERTY TAX. In addition to the monthly rental, LESSEE shall pay during the term of this Lease, all expenses of every kind payable in connection with LESSEE's occupancy of the Leased Premises; all personal property taxes levied upon personal property, furniture, and fixtures, including, but not without prejudice to the generality of the foregoing shelves. counters, safes, partitions, trade fixtures, equipment and stock in trade located at the demised Leased Premises, except LESSOR shall be responsible for such bills in conjunction with the operation of the Leased Premises as set forth in Section
(5).


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      30.   SUBORDINATION AND ESTOPPEL CERTRFICATES.  LESSEE agrees that this Lease is and shall be subordinate to any mortgage, deed of trust, or other instruments of security which have been or shall be placed on land and Building, or land or Building of which the demised Leased Premises form a part, and such subordination is made effective without further action by LESSEE. At any time and from time to time, LESSEE agrees, upon request in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and starting the modifications) and dates to which the rent and other charges have been paid.

      LESSEE agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any ground lease, mortgage, deed of trust or Estoppel Certificates, as the case may be, and failing to do so within 10 days after written demand, does hereby make, constitute and irrevocably appoint LESSOR as LESSEE's attomey-in-fact and in LESSEE's name, place, and stead, to do so.

      31. ENFORCEMENT. In the event of any action by either party in any way connected with the enforcement of this Lease, or for the recovery of possession of the Leased Premises, the prevailing party shall be entitled to a reasonable sum for attomey's fees in the action, and such fees shall be deemed to have accrued on the commencement of such action. It is agreed that such reasonable attomey's fees shall be not less than fifteen percent (I 5%) of the amount due.

      32. CAPTION TITLE. The caption titles set opposite the sections of this Lease are for the purpose of identification only and do not modify or limit the terms of this agreement.

      33. CORPORATE AUTHORITY. If LESSEE is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-laws of said corporation, and that this lease is binding upon said corporation in accordance with its terms.

      If LESSEE is a corporation, LESSEE shall, within thirty (30) days after execution of this lease, deliver to LESSOR a certified copy of resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this lease and a financial statement not more than ninety (90) days old.

      34. SECURITY DEPOSIT. Concurrently with the execution hereof by LESSEE, LESSEE shall deposit with LESSOR ($7,000.00) to be held by LESSOR as a security deposit for the performance by LESSEE of all of the terms of this Lease. LESSOR may at its option, apply or retain all or any part of such deposit for the payment of any amount which LESSOR may become obligated to spend by reason of LESSEE's default or to compensate LESSOR for any other loss or damage arising from LESSEE's default. If any portion of such deposit is so applied, LESSEE shall within 10 days of written notice deposit with LESSOR cash sufficient to restore such deposit to its original amount. LESSOR shall not be required to keep such deposit separate from its general funds,

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


nor shall LESSEE be entitled to any interest thereon. If LESSEE fulfills all of its Lease obligations, LESSOR shall return such deposit or any balance thereof to LESSEE within 30 days of the expiration of the Lease term and after LESSEE has vacated the premises. In the event of termination of LESSOR's interest in the Lease, LESSOR shall transfer said deposit to LESSOR's successor in interest, hereupon LESSEE agrees to release LESSOR from all liability for the return of such deposit.

      35. RENEWAL RIGHTS. Should LESSEE wish to renew this lease upon the expiration date hereof, he shall provide LESSOR with ninety (90) days advanced written notice as provided for herein of his intent to renew for a minimum additional term of two (2) years at the rate of ($12.50/sq. ft./yr.). Should notice not be given to LESSOR, LESSOR shall acknowledge the lease expiring as of the date provided for and commence marketing the space for lease to the open market.

      ADDENDUM #1:

      LESSOR shall pay for all tenant improvements. These tenant improvements are not to exceed the total amount of $81,000.00. Definition of tenant improvements: any addition to or modification of the Premises made by Tenant before, at, or near the commencement of the term, including, without limitation, fixtures (not including tenant's trade fixtures, as defined here).

      Definition of trade fixtures: any property installed in or on the Premises by Tenant for proposes of trade, manufacture, ornament, or related use. The payment of tenant improvements by LESSEE has already been figured into the rental prices listed in paragraph #4. Included in the Tenant Improvements shall be 4 walls in the "Technical Support" area of the leased premises. These walls will not be placed with the initial construction, but the LESSEE reserves the right to have these 4 walls, with openings and doors, placed in this area at any time during the lease.

      ADDENDUM #2:

      LESSEE may at any time during the term of the lease give written notice to LESSOR with LESSEE's intent to have Leased space re-leased to another party. At this time the LESSOR will put Leased space back on the market for lease at the same rental rates as listed in the current lease, plus the cost of any leasing commissions, and for a term no less than the amount of time that is left on the current lease. When a new party has signed a lease for the Leased space the LESSEE will be given a 30 day notice and will at the end of the 30 days vacate premises and not be responsible for the Leased space.

LESSOR:                             LESSEE:
A.S.T. PROPERTIES                   P.C.S. EDUCATION SYSTEM


By:    /s/ Tracy Ann Fall           By:     /s/ Anthony Maher
----------------------------        -----------------------------------
Date:  October 5, 1999              Date:  October 5, 1999

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